UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 7, 2001

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Events

On May 7, 2001, Peoples Energy Corporation will give a presentation before securities analysts wherein the company will discuss the company's outlook and strategy and financial projections for fiscal years 2001 and 2002. The company is filing this Form 8-K to give broad disclosure to such forward-looking information. The company will also discuss certain information regarding the proved and probable reserves of the company's oil and gas production business. Such information is being submitted by the company on a separate Form 8-K under Item 9.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This Current Report on Form 8-K contains statements that may be considered forward-looking, such as management's expectations for capital spending, business strategy, the company's fiscal years 2001 and 2002 targets for earnings per share, return on equity, and the diversified business segments' contributions to fiscal years 2001 and 2002 earnings, operating income for the company and its business segments for fiscal years 2001 and 2002, future opportunities for the gas distribution segment in new products and services, oil and gas production for fiscal years 2001 and 2002, and the installation of future power generation . These statements speak of the company's plans, targets, goals, beliefs, or expectations, refer to fiscal year 2001 or subsequent years or use similar terms. Actual results could differ materially, because the realization of those results is subject to many uncertainties including, but not limited to: the company's success in identifying diversified energy opportunities on financially acceptable terms and generating earnings within a reasonable time; adverse resolution of material litigation; developments in the company's utility subsidiaries' mercury inspection and remediation program; general U.S. and Illinois economic conditions; business and competitive conditions resulting from deregulation and consolidation of the energy industry; the timing and extent of changes in energy commodity prices and interest rates; drilling risks; the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas; weather; and regulatory developments in the U.S., Illinois and other states where Peoples Energy has business activities.

Some of these uncertainties that may affect future results are discussed in more detail under the captions "Competition," "Sales and Rates," "State Legislation and Regulation," "Federal Legislation and Regulation," "Environmental Matters," and "Current Gas Supply" in "Item 1 - Business" of the Annual Report on Form 10-K. All forward-looking statements included in this Form 8-K are based upon information presently available, and the company assumes no obligation to update any forward-looking statements.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description

99	Information to be disclosed at securities analyst presentation on May 7, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

May 7, 2001	By: /s/ J.M. LUEBBERS____
(Date)	J. M. Luebbers
Vice President, Chief Financial Officer and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99	Information to be disclosed at securities analyst presentation on May 7, 2001.

EXHIBIT 99